UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 26, 2011
Ameristar Casinos, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-22494	88-0304799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 490S Las Vegas, Nevada (Address of principal executive offices)		89169 (Zip Code)
Registrant’s telephone number, including area code: (702) 567-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 26, 2011, Ameristar Casinos, Inc. (the “Company”) issued a press release entitled “Ameristar Casinos announces expiration and final results of tender offer and consent solicitation for its 9 1/4% Senior Notes due 2014.” The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. Each of the exhibits listed below is incorporated herein in its entirety.

Exhibit	Description
99.1
April 26, 2011 press release of Ameristar Casinos, Inc. entitled “Ameristar Casinos announces expiration and final results of tender offer and consent solicitation for its 9 1/4% Senior Notes due 2014.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ameristar Casinos, Inc.
By:	/s/ Peter C. Walsh
	Name:	Peter C. Walsh
	Title:	Senior Vice President and General Counsel

Dated: April 27, 2011

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EXHIBIT INDEX

Exhibit	Description
99.1
April 26, 2011 press release of Ameristar Casinos, Inc. entitled “Ameristar Casinos announces expiration and final results of tender offer and consent solicitation for its 9 1/4% Senior Notes due 2014.”

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